SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: April 27, 2017

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Akorn, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders on April 27, 2017.  The voting results on the proposals considered at the Annual Meeting are provided below.

Proposal 1: Each of the nominees described in the Company’s 2017 proxy statement was elected to serve as a director until the conclusion of the Company’s 2018 annual meeting of shareholders or until his or her successor is duly elected and qualified, with the voting results as follows:

	For	Withheld	Broker Non-Votes
John N. Kapoor, Ph.D.	103,760,297	740,154	9,779,642
Kenneth S. Abramowitz	97,888,140	6,612,311	9,779,642
Adrienne L. Graves, Ph.D.	103,870,648	629,803	9,779,642
Ronald M. Johnson	97,923,913	6,576,538	9,779,642
Steven J. Meyer	97,877,106	6,623,345	9,779,642
Terry Allison Rappuhn	103,091,999	1,408,452	9,779,642
Brian Tambi	51,488,794	53,011,657	9,779,642
Alan Weinstein	100,932,607	3,567,844	9,779,642

Proposal 2: The Company’s appointment of BDO USA LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
113,875,698	193,670	210,725	0

Proposal 3: The Akorn, Inc. 2017 Omnibus Incentive Compensation Plan was approved with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
97,047,429	7,355,868	97,154	9,779,642

Proposal 4: The voting results on the frequency for the Company’s future votes on the Company’s executive compensation programs were, on a non-binding advisory basis, as follows:

1 Year	2 Years	3 Years	Abstentions
97,357,987	69,016	6,829,711	243,737

Based on the results of the vote, and consistent with the Board's recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of future votes regarding executive compensation.

Proposal 5: The Company’s executive compensation program described in its 2017 proxy statement was approved on a non-binding advisory basis, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
102,859,370	1,370,617	270,464	9,779,642

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Duane Portwood
Duane Portwood
Chief Financial Officer

Date:	April 27, 2017